Exhibit 99.2

The St. Paul Travelers Companies, Inc.
Financial Supplement - First Quarter 2004

On April 1, 2004, Travelers Property Casualty Corp. (Travelers) completed its previously announced merger into The St. Paul Companies, Inc. (St. Paul), forming The St. Paul Travelers Companies, Inc. (St. Paul Travelers).  Each share of Travelers class A and class B common stock was exchanged for 0.4334 of a share of St. Paul Travelers common stock.  For accounting purposes, this transaction will be accounted for as a reverse acquisition with Travelers treated as the accounting acquirer.  Accordingly, the transaction will be accounted for as a purchase business combination, using Travelers historical financial information and applying fair value estimates to the acquired assets, liabilities and commitments of St. Paul as of April 1, 2004.

All information included in this Financial Supplement presents the historical, standalone results of Travelers as Travelers is treated as the accounting acquirer.  See the separately provided Financial Supplement for St. Paul which presents the historical, standalone results of St. Paul.

The St. Paul Travelers Companies, Inc.
Financial Highlights
(in millions, except per share data)

All information included in this Financial Supplement presents the historical, standalone results of Travelers as Travelers is treated as the accounting acquirer.  See the separately provided Financial Supplement for St. Paul which presents the historical, standalone results of St. Paul.

St. Paul Travelers is a leading provider of commercial property-liability insurance and asset management services.  Under the Travelers brand, the Company is also a leading underwriter of homeowners and auto insurance through independent agents.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004

Net income	$340.0	$441.2	$426.1	$488.7	$587.2
Net income per share (1):
Basic	$0.78	$1.02	$0.98	$1.13	$1.35
Diluted	$0.78	$1.01	$0.98	$1.12	$1.34

Operating income	$338.5	$430.8	$442.7	$463.3	$614.4
Operating income per share (1):
Basic	$0.78	$0.99	$1.02	$1.07	$1.41
Diluted	$0.78	$0.99	$1.01	$1.06	$1.41

Return on equity	13.1%	16.1%	15.0%	16.7%	19.0%
Operating return on equity	14.2%	17.4%	17.3%	17.4%	21.9%

Total assets, at period end (2)	$65,384.0	$66,030.7	$63,534.9	$64,872.0	$65,069.9
Total equity, at period end	$10,560.7	$11,315.8	$11,472.3	$11,986.7	$12,673.8

Book value per share, at period end (1)	$24.22	$25.93	$26.35	$27.51	$28.98
Book value per share, excluding FAS 115, at period end (1)	$22.23	$23.11	$23.91	$25.07	$26.18

Weighted average number of common shares outstanding (basic) (1)	434.5	434.4	434.3	433.8	434.6
Weighted average number of common shares outstanding and common stock equivalents (diluted) (1)	436.7	436.7	436.7	436.2	437.2
Common shares outstanding at period end (1)	436.1	436.4	435.4	435.8	437.3

Common stock dividends declared	$60.5	$60.4	$80.5	$80.4	$80.6

(1)          The number of shares for all periods presented has been restated to reflect the equivalent number of shares resulting from the exchange of Travelers common stock for St. Paul Travelers common stock due to the merger on April 1, 2004.  Upon consummation of the merger on April 1, 2004, Travelers class A and class B common stock was converted to St. Paul Travelers common stock and the Travelers treasury stock was cancelled.

(2)          Preliminary for 1Q04.

See Glossary of Financial Measures on page 30.

The St. Paul Travelers Companies, Inc.
Reconciliation to Net Income and Earnings Per Share

(in millions, except earnings per share)

All information included in this Financial Supplement presents the historical, standalone results of Travelers as Travelers is treated as the accounting acquirer.  See the separately provided Financial Supplement for St. Paul which presents the historical, standalone results of St. Paul.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004
Net income
Operating income	$338.5	$430.8	$442.7	$463.3	$614.4
Net realized investment gains (losses)	1.5	10.4	(16.6)	25.4	(27.2)
Net income	$340.0	$441.2	$426.1	$488.7	$587.2

Basic earnings per share (1)
Operating income	$0.78	$0.99	$1.02	$1.07	$1.41
Net realized investment gains (losses)	—	0.03	(0.04)	0.06	(0.06)
Net income	$0.78	$1.02	$0.98	$1.13	$1.35

Diluted earnings per share (1)
Operating income	$0.78	$0.99	$1.01	$1.06	$1.41
Net realized investment gains (losses)	—	0.02	(0.03)	0.06	(0.07)
Net income	$0.78	$1.01	$0.98	$1.12	$1.34

(1)          All periods have been restated to reflect the impact of the exchange of Travelers common stock for St. Paul common stock.

See Glossary of Financial Measures on page 30.

The St. Paul Travelers Companies, Inc.
Consolidated Statement of Income
(in millions)

All information included in this Financial Supplement presents the historical, standalone results of Travelers as Travelers is treated as the accounting acquirer.  See the separately provided Financial Supplement for St. Paul which presents the historical, standalone results of St. Paul.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004

Revenues
Premiums	$2,978.6	$3,100.4	$3,149.2	$3,317.2	$3,338.5
Net investment income	455.9	455.9	457.9	499.1	618.9
Fee income	136.3	133.7	133.7	156.3	172.4
Net realized investment gains (losses)	6.5	16.1	(23.3)	38.7	(41.9)
Other revenues	25.7	42.6	28.0	30.7	39.6
Total revenues	3,603.0	3,748.7	3,745.5	4,042.0	4,127.5

Claims and expenses
Claims and claim adjustment expenses	2,287.9	2,211.0	2,236.5	2,383.0	2,280.8
Amortization of deferred acquisition costs	462.7	483.4	512.3	525.3	525.7
Interest expense	51.7	40.3	38.1	36.3	36.3
General and administrative expenses	393.4	413.3	397.9	436.7	467.3
Total claims and expenses	3,195.7	3,148.0	3,184.8	3,381.3	3,310.1

Income before federal income taxes and minority interest	407.3	600.7	560.7	660.7	817.4
Federal income taxes	89.8	155.1	131.6	160.9	226.6
Minority interest, net of tax	(22.5)	4.4	3.0	11.1	3.6
Net income	$340.0	$441.2	$426.1	$488.7	$587.2

Other statistics:
Effective tax rate on net investment income	24.6%	24.3%	24.2%	24.1%	26.6%
Net investment income (after-tax)	$343.8	$345.3	$347.2	$378.9	$454.3

Catastrophe losses, net of reinsurance (pre-tax)	$67.3	$110.8	$127.7	$46.6	$20.0
Asbestos and environmental losses (pre-tax)	$—	$—	$—	$59.8	$—

See Glossary of Financial Measures on page 30.

The St. Paul Travelers Companies, Inc.
Consolidated After-Tax Net Income by
Major Component and GAAP Combined Ratio
(in millions)

All information included in this Financial Supplement presents the historical, standalone results of Travelers as Travelers is treated as the accounting acquirer.  See the separately provided Financial Supplement for St. Paul which presents the historical, standalone results of St. Paul.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004

Consolidated underwriting gain, before catastrophes and prior year reserve development	$151.4	$180.2	$190.4	$343.7	$212.0
Catastrophes	(43.7)	(72.1)	(83.0)	(30.2)	(13.0)
Prior year reserve development - benefit/(charge)	(106.2)	(8.9)	9.2	(203.5)	(28.1)
Accretion of discount	(13.5)	(10.4)	(11.7)	(11.7)	(11.2)
Underwriting gain (loss)	(12.0)	88.8	104.9	98.3	159.7
Net investment income	343.8	345.3	347.2	378.9	454.3
Other, including interest expense and minority interest	6.7	(3.3)	(9.4)	(13.9)	0.4
Consolidated operating income	338.5	430.8	442.7	463.3	614.4
Net realized investment gains (losses)	1.5	10.4	(16.6)	25.4	(27.2)
Consolidated net income	$340.0	$441.2	$426.1	$488.7	$587.2

Consolidated GAAP combined ratio, before catastrophes and prior year reserve development:
Loss and loss adjustment expense ratio	66.2%	65.0%	64.9%	58.6%	63.4%
Other underwriting expense ratio	25.2%	25.3%	25.6%	25.6%	26.1%
	91.4%	90.3%	90.5%	84.2%	89.5%
Catastrophes	2.3%	3.6%	4.1%	1.4%	0.6%
Prior year reserve development - (benefit)/charge	5.5%	0.4%	(0.5)%	9.4%	1.3%
Accretion of discount	0.7%	0.5%	0.6%	0.5%	0.5%
Consolidated GAAP combined ratio (1)	99.9%	94.8%	94.7%	95.5%	91.9%

(1)          For purposes of computing GAAP combined ratios, effective 1Q 2004, billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses.  Prior periods have been restated to conform to the current period presentation.

See Glossary of Financial Measures on page 30.

The St. Paul Travelers Companies, Inc.
Consolidated Operating Income
(in millions)

All information included in this Financial Supplement presents the historical, standalone results of Travelers as Travelers is treated as the accounting acquirer.  See the separately provided Financial Supplement for St. Paul which presents the historical, standalone results of St. Paul.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004

Revenues
Premiums	$2,978.6	$3,100.4	$3,149.2	$3,317.2	$3,338.5
Net investment income	455.9	455.9	457.9	499.1	618.9
Fee income	136.3	133.7	133.7	156.3	172.4
Other revenues	25.7	42.6	28.0	30.7	39.6
Total revenues	3,596.5	3,732.6	3,768.8	4,003.3	4,169.4

Claims and expenses
Claims and claim adjustment expenses	2,287.9	2,211.0	2,236.5	2,383.0	2,280.8
Amortization of deferred acquisition costs	462.7	483.4	512.3	525.3	525.7
Interest expense	51.7	40.3	38.1	36.3	36.3
General and administrative expenses	393.4	413.3	397.9	436.7	467.3
Total claims and expenses	3,195.7	3,148.0	3,184.8	3,381.3	3,310.1

Operating income before federal income taxes and minority interest	400.8	584.6	584.0	622.0	859.3
Federal income taxes	87.5	149.6	139.3	147.6	241.3
Minority interest, net of tax	(25.2)	4.2	2.0	11.1	3.6
Operating income	$338.5	$430.8	$442.7	$463.3	$614.4

See Glossary of Financial Measures on page 30.

The St. Paul Travelers Companies, Inc.
Property Casualty Operations - Selected Statistics
(in millions)

All information included in this Financial Supplement presents the historical, standalone results of Travelers as Travelers is treated as the accounting acquirer.  See the separately provided Financial Supplement for St. Paul which presents the historical, standalone results of St. Paul.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004
Statutory underwriting
Net written premiums	$3,166.5	$3,269.3	$3,375.6	$3,389.4	$3,471.3

Net earned premiums	$2,978.6	$3,100.4	$3,149.2	$3,317.2	$3,338.5
Losses and loss adjustment expenses	2,233.7	2,162.8	2,188.5	2,329.3	2,208.4
Other underwriting expenses	772.3	827.5	863.2	869.9	903.1
Statutory underwriting gain (loss)	(27.4)	110.1	97.5	118.0	227.0
Policyholder dividends	4.4	7.7	4.1	(3.1)	6.5
Statutory underwriting gain (loss) after policyholder dividends	$(31.8)	$102.4	$93.4	$121.1	$220.5

GAAP combined ratio (1,2)
Loss and loss adjustment expense ratio	74.7%	69.5%	69.1%	69.9%	65.8%
Other underwriting expense ratio	25.2%	25.3%	25.6%	25.6%	26.1%
Combined ratio	99.9%	94.8%	94.7%	95.5%	91.9%

Impact on combined ratio
Catastrophes	2.3%	3.6%	4.1%	1.4%	0.6%
Prior year reserve development - (benefit)/charge:
Asbestos	—	—	—	—	—
Environmental	—	—	—	1.8%	—
All other	5.5%	0.4%	(0.5)%	7.6%	1.3%
Accretion of discount	0.7%	0.5%	0.6%	0.5%	0.5%

Other statutory statistics
Reserves for losses and loss adjustment expenses	$23,478.9	$23,422.4	$23,726.5	$24,029.1	$24,283.8
Increase (decrease) in reserves	$198.7	$(56.5)	$304.1	$302.6	$254.7
Statutory surplus	$7,841.1	$8,122.1	$8,196.6	$8,444.2	$8,788.0
Net written premiums/surplus (3)	1.58:1	1.55:1	1.57:1	1.56:1	1.54:1

(1)          Before policyholder dividends.

(2)          For purposes of computing GAAP combined ratios, effective 1Q 2004, billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses.  Prior periods have been restated to conform to the current period presentation.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses as follows:

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004
Billing and policy fees	$22.5	$21.6	$22.2	$21.9	$23.4
Fee income:
Loss and loss adjustment expenses	$59.1	$47.2	$55.8	$68.5	$76.5
Other underwriting expenses	77.2	86.5	77.9	87.8	95.9
Total fee income	$136.3	$133.7	$133.7	$156.3	$172.4

(3)   Based on 12 month rolling net written premiums.

See Glossary of Financial Measures on page 30.

The St. Paul Travelers Companies, Inc.
Property Casualty Operations - Written and Earned Premiums
(in millions)

All information included in this Financial Supplement presents the historical, standalone results of Travelers as Travelers is treated as the accounting acquirer.  See the separately provided Financial Supplement for St. Paul which presents the historical, standalone results of St. Paul.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004

Written premiums
Direct	$3,632.9	$3,672.1	$3,880.7	$3,790.9	$3,923.3
Assumed	108.9	113.8	134.8	140.6	108.6
Ceded	(575.3)	(516.6)	(639.9)	(542.1)	(560.6)
Net	$3,166.5	$3,269.3	$3,375.6	$3,389.4	$3,471.3

Earned premiums
Direct	$3,403.0	$3,539.7	$3,605.0	$3,776.1	$3,757.8
Assumed	124.4	123.0	116.4	134.4	127.1
Ceded	(548.8)	(562.3)	(572.2)	(593.3)	(546.4)
Net	$2,978.6	$3,100.4	$3,149.2	$3,317.2	$3,338.5

The St. Paul Travelers Companies, Inc.
Commercial Lines Operating Income
(in millions)

All information included in this Financial Supplement presents the historical, standalone results of Travelers as Travelers is treated as the accounting acquirer.  See the separately provided Financial Supplement for St. Paul which presents the historical, standalone results of St. Paul.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004

Revenues
Premiums	$1,840.3	$1,907.6	$1,916.9	$2,058.0	$2,041.5
Net investment income	365.7	365.0	368.0	408.2	474.1
Fee income	136.3	133.7	133.7	156.3	172.4
Other revenues	3.3	19.7	7.4	10.3	15.8
Total revenues	2,345.6	2,426.0	2,426.0	2,632.8	2,703.8

Claims and expenses
Claims and claim adjustment expenses	1,487.2	1,353.0	1,328.8	1,615.0	1,502.3
Amortization of deferred acquisition costs	278.3	288.6	304.2	311.8	309.8
Interest expense	1.3	1.2	1.3	1.2	1.2
General and administrative expenses	286.9	308.8	293.0	318.7	345.3
Total claims and expenses	2,053.7	1,951.6	1,927.3	2,246.7	2,158.6

Operating income before federal income taxes and minority interest	291.9	474.4	498.7	386.1	545.2
Federal income taxes	56.2	118.2	116.9	72.7	139.8
Minority interest, net of tax	(25.2)	4.2	2.0	11.1	3.6
Operating income	$260.9	$352.0	$379.8	$302.3	$401.8

See Glossary of Financial Measures on page 30.

The St. Paul Travelers Companies, Inc.
Commercial Lines After-Tax Operating Income by
Major Component and GAAP Combined Ratio
(in millions)

All information included in this Financial Supplement presents the historical, standalone results of Travelers as Travelers is treated as the accounting acquirer.  See the separately provided Financial Supplement for St. Paul which presents the historical, standalone results of St. Paul.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004

CL underwriting gain, before catastrophes and prior year reserve development	$116.3	$134.2	$145.8	$272.0	$145.5
Catastrophes	(19.5)	(27.3)	(23.0)	2.4	—
Prior year reserve development - benefit/(charge)	(128.9)	(33.3)	(15.6)	(269.4)	(93.7)
Accretion of discount	(13.5)	(10.4)	(11.7)	(11.7)	(11.2)
Underwriting gain (loss)	(45.6)	63.2	95.5	(6.7)	40.6
Net investment income	278.5	279.3	281.6	312.5	352.4
Other, including minority interest	28.0	9.5	2.7	(3.5)	8.8
CL operating income	$260.9	$352.0	$379.8	$302.3	$401.8

CL GAAP combined ratio, before catastrophes and prior year reserve development:
Loss and loss adjustment expense ratio	63.9%	62.3%	62.3%	54.5%	61.6%
Other underwriting expense ratio	26.4%	26.7%	27.0%	26.3%	27.3%
	90.3%	89.0%	89.3%	80.8%	88.9%
Catastrophes	1.6%	2.2%	1.8%	(0.2)%	—
Prior year reserve development - (benefit)/charge	10.8%	2.7%	1.2%	20.1%	7.1%
Accretion of discount	1.1%	0.8%	0.9%	0.9%	0.8%
CL GAAP combined ratio (1)	103.8%	94.7%	93.2%	101.6%	96.8%

(1)          For purposes of computing GAAP combined ratios, effective 1Q 2004, billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses.  Prior periods have been restated to conform to the current period presentation.

See Glossary of Financial Measures on page 30.

The St. Paul Travelers Companies, Inc.
Commercial Lines - Selected Statistics
(in millions)

All information included in this Financial Supplement presents the historical, standalone results of Travelers as Travelers is treated as the accounting acquirer.  See the separately provided Financial Supplement for St. Paul which presents the historical, standalone results of St. Paul.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004

Statutory underwriting

Net written premiums	$2,016.5	$1,958.0	$2,019.8	$2,125.1	$2,104.9

Net earned premiums	$1,840.3	$1,907.6	$1,916.9	$2,058.0	$2,041.5
Losses and loss adjustment expenses	1,433.0	1,304.8	1,280.8	1,561.3	1,429.9
Other underwriting expenses	492.0	515.5	529.4	538.9	556.8
Statutory underwriting gain (loss)	(84.7)	87.3	106.7	(42.2)	54.8
Policyholder dividends	4.4	7.7	4.1	(3.1)	6.5
Statutory underwriting gain (loss) after policyholder dividends	$(89.1)	$79.6	$102.6	$(39.1)	$48.3

GAAP combined ratio (1,2)
Loss and loss adjustment expense ratio	77.4%	68.0%	66.2%	75.3%	69.5%
Other underwriting expense ratio	26.4%	26.7%	27.0%	26.3%	27.3%
Combined ratio	103.8%	94.7%	93.2%	101.6%	96.8%

Impact on combined ratio
Catastrophes	1.6%	2.2%	1.8%	(0.2)%	—
Prior year reserve development - (benefit)/charge:
Asbestos	—	—	—	—	—
Environmental	—	—	—	2.9%	—
All other	10.8%	2.7%	1.2%	17.2%	7.1%
Accretion of discount	1.1%	0.8%	0.9%	0.9%	0.8%

Other statistics
Effective tax rate on net investment income	23.8%	23.5%	23.5%	23.4%	25.7%
Net investment income (after-tax)	$278.5	$279.3	$281.6	$312.5	$352.4

Catastrophe losses, net of reinsurance (pre-tax)	$30.0	$41.9	$35.4	$(3.5)	$—
Asbestos and environmental losses (pre-tax)	$—	$—	$—	$59.8	$—

(1)          Before policyholder dividends.

(2)          For purposes of computing GAAP combined ratios, effective 1Q 2004, billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses.  Prior periods have been restated to conform to the current period presentation.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses as follows:

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004
Billing and policy fees	$2.3	$2.3	$2.3	$2.4	$2.4
Fee income:
Loss and loss adjustment expenses	$59.1	$47.2	$55.8	$68.5	$76.5
Other underwriting expenses	77.2	86.5	77.9	87.8	95.9
Total fee income	$136.3	$133.7	$133.7	$156.3	$172.4

See Glossary of Financial Measures on page 30.

The St. Paul Travelers Companies, Inc.
Commercial Lines - Net Written Premiums
(in millions)

All information included in this Financial Supplement presents the historical, standalone results of Travelers as Travelers is treated as the accounting acquirer.  See the separately provided Financial Supplement for St. Paul which presents the historical, standalone results of St. Paul.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004

Net written premiums by market
Core:
National Accounts	$226.9	$192.8	$243.9	$239.2	$243.6
Commercial Accounts	949.4	877.6	892.1	1,006.6	974.0
Select Accounts	509.3	517.4	505.7	515.2	530.7
Total Core	1,685.6	1,587.8	1,641.7	1,761.0	1,748.3
Specialty:
Bond	163.0	205.9	216.0	195.6	213.0
Gulf	167.9	164.3	162.1	168.5	143.6
Total Specialty	330.9	370.2	378.1	364.1	356.6
Total	$2,016.5	$1,958.0	$2,019.8	$2,125.1	$2,104.9

Net written premiums by product line
Commercial multi-peril	$617.2	$571.4	$572.3	$636.1	$650.3
Workers’ compensation	358.3	300.9	349.2	343.1	377.6
Commercial automobile	353.7	360.1	355.4	349.9	357.0
Property	284.0	278.0	280.0	333.2	292.8
Fidelity and surety	123.9	164.8	172.9	149.1	155.1
General liability	279.4	282.8	290.0	313.7	272.1
Total	$2,016.5	$1,958.0	$2,019.8	$2,125.1	$2,104.9

National Accounts
Additions to claim volume under claim volume administration (1)	$1,097.3	$702.1	$681.9	$809.1	$1,309.2
Written fees	$182.2	$145.4	$140.5	$162.1	$213.5

(1)          Includes new and renewal business.

The St. Paul Travelers Companies, Inc.

Personal Lines Operating Income

(in millions)

All information included in this Financial Supplement presents the historical, standalone results of Travelers as Travelers is treated as the accounting acquirer.  See the separately provided Financial Supplement for St. Paul which presents the historical, standalone results of St. Paul.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004

Revenues
Premiums	$1,138.3	$1,192.8	$1,232.3	$1,259.2	$1,297.0
Net investment income	89.4	90.9	89.8	91.0	144.8
Other revenues	21.6	22.8	20.5	20.3	23.7
Total revenues	1,249.3	1,306.5	1,342.6	1,370.5	1,465.5

Claims and expenses
Claims and claim adjustment expenses	800.7	858.0	907.7	768.0	778.5
Amortization of deferred acquisition costs	184.4	194.8	208.1	213.5	215.9
General and administrative expenses	101.5	100.2	102.3	116.0	119.2
Total claims and expenses	1,086.6	1,153.0	1,218.1	1,097.5	1,113.6

Operating income before federal income taxes	162.7	153.5	124.5	273.0	351.9
Federal income taxes	50.2	46.7	36.3	88.0	114.8
Operating income	$112.5	$106.8	$88.2	$185.0	$237.1

See Glossary of Financial Measures on page 30.

The St. Paul Travelers Companies, Inc.

Personal Lines After-Tax Operating Income by

Major Component and GAAP Combined Ratio

(in millions)

All information included in this Financial Supplement presents the historical, standalone results of Travelers as Travelers is treated as the accounting acquirer.  See the separately provided Financial Supplement for St. Paul which presents the historical, standalone results of St. Paul.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004

PL underwriting gain, before catastrophes and prior year reserve development	$35.1	$46.0	$44.6	$71.7	$66.5
Catastrophes	(24.2)	(44.8)	(60.0)	(32.6)	(13.0)
Prior year reserve development - benefit/(charge) (1)	22.7	24.4	24.8	65.9	65.6
Underwriting gain	33.6	25.6	9.4	105.0	119.1
Net investment income	64.8	66.0	65.5	66.4	101.9
Other	14.1	15.2	13.3	13.6	16.1
PL operating income	$112.5	$106.8	$88.2	$185.0	$237.1

PL GAAP combined ratio, before catastrophes and prior year reserve development:
Loss and loss adjustment expense ratio	70.1%	69.2%	69.3%	65.1%	66.3%
Other underwriting expense ratio	23.3%	23.1%	23.6%	24.6%	24.2%
	93.4%	92.3%	92.9%	89.7%	90.5%
Catastrophes	3.3%	5.8%	7.5%	4.0%	1.5%
Prior year reserve development - (benefit)/charge (1)	(3.1)%	(3.1)%	(3.1)%	(8.1)%	(7.8)%
PL GAAP combined ratio (2)	93.6%	95.0%	97.3%	85.6%	84.2%

(1)          Includes a reduction in reserves of $32.5 million after-tax in 4Q03 related to the terrorist attack on September 11, 2001.  This also reduced the combined ratio by 4.0 points in 4Q03.

(2)          For purposes of computing GAAP combined ratios, effective 1Q 2004, billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses.  Prior periods have been restated to conform to the current period presentation.

See Glossary of Financial Measures on page 30.

The St. Paul Travelers Companies, Inc.

Personal Lines - Selected Statistics

(in millions)

All information included in this Financial Supplement presents the historical, standalone results of Travelers as Travelers is treated as the accounting acquirer.  See the separately provided Financial Supplement for St. Paul which presents the historical, standalone results of St. Paul.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004

Statutory underwriting

Net written premiums by product line
Automobile	$736.6	$777.7	$796.3	$742.7	$846.9
Homeowners and other	413.4	533.6	559.5	521.6	519.5
Total	$1,150.0	$1,311.3	$1,355.8	$1,264.3	$1,366.4

Net written premiums by distribution channel
Independent agents	$945.0	$1,075.1	$1,110.3	$1,028.8	$1,134.2
Other channels	205.0	236.2	245.5	235.5	232.2
Total	$1,150.0	$1,311.3	$1,355.8	$1,264.3	$1,366.4

Net earned premiums	$1,138.3	$1,192.8	$1,232.3	$1,259.2	$1,297.0
Losses and loss adjustment expenses	800.7	858.0	907.7	768.0	778.5
Other underwriting expenses	280.3	312.0	333.8	331.0	346.3
Statutory underwriting gain (loss)	$57.3	$22.8	$(9.2)	$160.2	$172.2

GAAP combined ratio (1)
Loss and loss adjustment expense ratio	70.3%	71.9%	73.7%	61.0%	60.0%
Other underwriting expense ratio	23.3%	23.1%	23.6%	24.6%	24.2%
Combined ratio	93.6%	95.0%	97.3%	85.6%	84.2%

Impact on combined ratio
Catastrophes	3.3%	5.8%	7.5%	4.0%	1.5%
Prior year reserve development - benefit	(3.1)%	(3.1)%	(3.1)%	(8.1)%	(7.8)%

Other statistics
Effective tax rate on net investment income	27.5%	27.4%	27.1%	27.0%	29.6%
Net investment income (after-tax)	$64.8	$66.0	$65.5	$66.4	$101.9

Catastrophe losses, net of reinsurance (pre-tax)	$37.3	$68.9	$92.3	$50.1	$20.0

Policies in force (in thousands)
Automobile	1,995	2,016	2,045	2,069	2,157
Homeowners and other (2)	3,201	3,247	3,319	3,380	3,493

(1)          For purposes of computing GAAP combined ratios, effective 1Q 2004, billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses.  Prior periods have been restated to conform to the current period presentation, and billing and policy fees are as follows:

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004
Billing and policy fees	$20.2	$19.3	$19.9	$19.5	$21.0

(2)   Effective 1Q 2004, homeowners and other policies in force exclude certain endorsements to homeowners policies previously considered separate policies in force.  Prior periods have been restated to conform to the current period presentation.

See Glossary of Financial Measures on page 30.

The St. Paul Travelers Companies, Inc.

Personal Lines - Selected Statistics - Automobile

(in millions)

All information included in this Financial Supplement presents the historical, standalone results of Travelers as Travelers is treated as the accounting acquirer.  See the separately provided Financial Supplement for St. Paul which presents the historical, standalone results of St. Paul.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004

Statutory underwriting

Net written premiums by distribution channel
Independent agents	$629.9	$667.0	$687.2	$633.5	$733.1
Other channels	106.7	110.7	109.1	109.2	113.8
Total	$736.6	$777.7	$796.3	$742.7	$846.9

Net earned premiums	$706.2	$736.6	$752.8	$758.9	$782.0
Losses and loss adjustment expenses	525.2	551.3	568.6	563.7	576.5
Other underwriting expenses	169.7	172.4	185.3	178.5	198.9
Statutory underwriting gain (loss)	$11.3	$12.9	$(1.1)	$16.7	$6.6

GAAP underwriting gain	$24.5	$27.5	$16.3	$26.6	$28.2

GAAP combined ratio (1)
Loss and loss adjustment expense ratio	74.4%	74.8%	75.5%	74.3%	73.7%
Other underwriting expense ratio	22.2%	21.4%	22.3%	22.2%	22.7%
Combined ratio	96.6%	96.2%	97.8%	96.5%	96.4%

Catastrophe losses, net of reinsurance (pre-tax)	$—	$7.0	$3.5	$0.3	$—

Policies in force (in thousands)	1,995	2,016	2,045	2,069	2,157
Change from prior year quarter	1.8%	2.0%	3.0%	4.1%	8.1%
Change from prior quarter	0.4%	1.1%	1.4%	1.2%	4.3%

(1)          For purposes of computing GAAP combined ratios, effective 1Q 2004, billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses.  Prior periods have been restated to conform to the current period presentation, and billing and policy fees are as follows:

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004
Billing and policy fees	$13.4	$12.7	$13.0	$12.6	$13.7

See Glossary of Financial Measures on page 30.

The St. Paul Travelers Companies, Inc.

Personal Lines - Selected Statistics - Homeowners and Other

(in millions)

All information included in this Financial Supplement presents the historical, standalone results of Travelers as Travelers is treated as the accounting acquirer.  See the separately provided Financial Supplement for St. Paul which presents the historical, standalone results of St. Paul.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004

Statutory underwriting

Net written premiums by distribution channel
Independent agents	$315.1	$408.1	$423.1	$395.3	$401.1
Other channels	98.3	125.5	136.4	126.3	118.4
Total	$413.4	$533.6	$559.5	$521.6	$519.5

Net earned premiums	$432.1	$456.2	$479.5	$500.3	$515.0
Losses and loss adjustment expenses	275.5	306.7	339.1	204.3	202.0
Other underwriting expenses	110.6	139.6	148.5	152.5	147.4
Statutory underwriting gain (loss)	$46.0	$9.9	$(8.1)	$143.5	$165.6

GAAP underwriting gain	$47.4	$31.6	$17.8	$154.6	$176.2

GAAP combined ratio (1)
Loss and loss adjustment expense ratio	63.8%	67.2%	70.7%	40.8%	39.2%
Other underwriting expense ratio	25.3%	25.8%	25.6%	28.3%	26.6%
Combined ratio	89.1%	93.0%	96.3%	69.1%	65.8%

Catastrophe losses, net of reinsurance (pre-tax)	$37.3	$61.9	$88.8	$49.8	$20.0

Policies in force (in thousands) (2)	3,201	3,247	3,319	3,380	3,493
Change from prior year quarter	1.1%	2.6%	4.7%	6.3%	9.1%
Change from prior quarter	0.6%	1.4%	2.2%	1.8%	3.3%

(1)          For purposes of computing GAAP combined ratios, effective 1Q 2004, billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses.  Prior periods have been restated to conform to the current period presentation, and billing and policy fees are as follows:

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004
Billing and policy fees	$6.8	$6.6	$6.9	$6.9	$7.3

(2)          Effective 1Q 2004, homeowners and other policies in force exclude certain endorsements to homeowners policies previously considered separate policies in force.  Prior periods have been restated to conform to the current period presentation.

See Glossary of Financial Measures on page 30.

The St. Paul Travelers Companies, Inc.

Interest Expense and Other Operating Loss

(in millions)

All information included in this Financial Supplement presents the historical, standalone results of Travelers as Travelers is treated as the accounting acquirer.  See the separately provided Financial Supplement for St. Paul which presents the historical, standalone results of St. Paul.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004

Revenues
Net investment income	$0.8	$—	$0.1	$(0.1)	$—
Other revenues	0.8	0.1	0.1	0.1	0.1
Total revenues	1.6	0.1	0.2	—	0.1

Claims and expenses
Interest expense	50.4	39.1	36.8	35.1	35.1
General and administrative expenses	5.0	4.3	2.6	2.0	2.8
Total claims and expenses	55.4	43.4	39.4	37.1	37.9

Operating loss before federal income tax benefit	(53.8)	(43.3)	(39.2)	(37.1)	(37.8)
Federal income tax benefit	(18.9)	(15.3)	(13.9)	(13.1)	(13.3)
Operating loss	$(34.9)	$(28.0)	$(25.3)	$(24.0)	$(24.5)

See Glossary of Financial Measures on page 30.

The St. Paul Travelers Companies, Inc.

Consolidated Balance Sheet

(in millions, except shares and per share data)

All information included in this Financial Supplement presents the historical, standalone results of Travelers as Travelers is treated as the accounting acquirer.  See the separately provided Financial Supplement for St. Paul which presents the historical, standalone results of St. Paul.

	March 31, 2004 (1)	December 31, 2003

Assets
Fixed maturities, available for sale at fair value (including $8.6 and $696.4 subject to securities lending and repurchase agreements) (amortized cost $32,133.5 and $31,478.3)	$33,939.1	$33,045.5
Equity securities, at fair value (cost $633.6 and $672.3)	708.5	732.6
Mortgage loans	179.0	210.8
Real estate held for sale	1.5	1.5
Short-term securities	1,914.8	2,138.3
Trading securities, at fair value	55.7	57.2
Other investments	2,444.1	2,467.0
Total investments	39,242.7	38,652.9

Cash	139.7	352.1
Investment income accrued	391.3	361.8
Premium balances receivable	4,101.0	4,089.5
Reinsurance recoverables	10,934.7	11,173.9
Deferred acquisition costs	987.7	964.9
Deferred federal income taxes	607.1	677.9
Contractholder receivables	3,233.8	3,120.7
Goodwill	2,411.5	2,411.5
Receivables for investment sales	82.4	182.4
Other assets	2,938.0	2,884.4
Total assets	$65,069.9	$64,872.0

	March 31, 2004 (1)	December 31, 2003

Liabilities
Claims and claim adjustment expense reserves	$34,668.2	$34,572.6
Unearned premium reserves	7,261.5	7,110.8
Contractholder payables	3,233.8	3,120.7
Long-term debt	1,756.4	1,756.0
Convertible junior subordinated notes payable	868.9	868.7
Convertible notes payable	49.8	49.8
Payables for investment purchases	452.4	531.2
Payables for securities lending and repurchase agreements	8.7	711.0
Other liabilities	4,096.4	4,164.5
Total liabilities	52,396.1	52,885.3

Shareholders’ equity
Common stock (2):
Class A, $.01 par value, 650.1 million shares authorized, 223.1 million and 221.1 million issued, and 220.7 million and 219.2 million outstanding at March 31, 2004 and December 31, 2003, respectively	—	—
Class B, $.01 par value, 650.1 million shares authorized, 216.7 million issued, and 216.6 million outstanding at March 31, 2004 and December 31, 2003, respectively	—	—
Additional paid-in capital	8,778.8	8,715.3
Retained earnings	2,795.7	2,290.2
Accumulated other changes in equity from nonowner sources	1,248.2	1,085.5
Treasury stock, at cost (2.5 million and 2.0 million shares) (2)	(90.9)	(74.4)
Unearned compensation	(58.0)	(29.9)
Total shareholders’ equity	12,673.8	11,986.7
Total liabilities and shareholders’ equity	$65,069.9	$64,872.0

(1)          Preliminary.

(2)               The number of shares for all periods presented has been restated to reflect the equivalent number of shares resulting from the exchange of Travelers common stock for St. Paul Travelers common stock due to the merger on April 1, 2004.  In addition, common stock and additional paid-in capital have been restated to give effect to the difference in par value of the exchanged shares.  Upon consummation of the merger on April 1, 2004, Travelers class A and class B common stock was converted to St. Paul Travelers common stock and the Travelers treasury stock was cancelled.

The St. Paul Travelers Companies, Inc.

Investment Portfolio

(at carrying value, in millions)

All information included in this Financial Supplement presents the historical, standalone results of Travelers as Travelers is treated as the accounting acquirer.  See the separately provided Financial Supplement for St. Paul which presents the historical, standalone results of St. Paul.

	March 31, 2004	Pre-tax Book Yield	December 31, 2003	Pre-tax Book Yield
Investment portfolio

Taxable fixed maturities (including redeemable preferred stock)	$17,958.1	5.53%	$17,654.6	5.54%
Tax-exempt fixed maturities	15,981.0	4.55	15,390.9	4.47
Non-redeemable preferred stocks	632.4	6.93	643.9	6.89
Common stocks	76.1	N/A	88.7	N/A
Mortgage loans	179.0	7.38	210.8	10.19
Real estate held for sale	1.5	N/A	1.5	N/A
Short-term securities	1,914.8	1.05	2,138.3	1.08
Trading securities	55.7	N/A	57.2	N/A
Private equities	1,298.9	N/A	1,225.8	N/A
Arbitrage funds	906.0	N/A	983.8	N/A
Real estate joint ventures and other	239.2	N/A	257.4	N/A
Total investments	$39,242.7	4.89%	$38,652.9	4.86%

Net unrealized gain on investment securities, net of tax and minority interest, included in shareholders’ equity	$1,223.1		$1,060.3

The St. Paul Travelers Companies, Inc.

Investment Portfolio - Fixed Maturities Data

(at carrying value, in millions)

All information included in this Financial Supplement presents the historical, standalone results of Travelers as Travelers is treated as the accounting acquirer.  See the separately provided Financial Supplement for St. Paul which presents the historical, standalone results of St. Paul.

	March 31, 2004	December 31, 2003
Fixed maturities
Mortgage-backed securities - principally obligations of U.S. Government agencies	$7,816.4	$7,737.3
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	1,392.0	1,384.0
Corporates (including redeemable preferreds)	8,447.0	8,240.7
Obligations of states and political subdivisions	16,010.7	15,427.3
Debt securities issued by foreign governments	273.0	256.2
Subtotal	33,939.1	33,045.5
Trading securities	31.5	33.0
Total fixed maturities	$33,970.6	$33,078.5

Fixed Maturities

Quality Characteristics (1)

	March 31, 2004
	Amount	% of Total
Quality Ratings
Aaa	$20,068.7	59.1%
Aa	6,122.7	18.0
A	2,568.2	7.6
Baa	3,179.7	9.4
Total investment grade	31,939.3	94.1
Ba	911.9	2.7
B	691.9	2.0
Caa and lower	396.0	1.2
Total below investment grade	1,999.8	5.9
Total fixed maturities, excluding trading securities	$33,939.1	100.0%
Trading securities	$31.5
Average weighted quality	AA2, AA
Average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	4.1

(1)          Rated using external rating agencies, or by Travelers Property Casualty Corp.’s investment advisors when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba1” or below.

The St. Paul Travelers Companies, Inc.

Net Investment Income

(in millions)

All information included in this Financial Supplement presents the historical, standalone results of Travelers as Travelers is treated as the accounting acquirer.  See the separately provided Financial Supplement for St. Paul which presents the historical, standalone results of St. Paul.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004

Gross investment income
Fixed maturities	$390.7	$370.9	$372.3	$392.7	$411.9
Short-term securities	36.9	37.9	23.2	9.5	8.8
Mortgage loans	6.2	5.7	8.8	5.0	4.2
Other, including trading (1)	35.5	58.4	67.1	102.9	248.7
	469.3	472.9	471.4	510.1	673.6
Investment expenses (1)	13.4	17.0	13.5	11.0	54.7
Net investment income, pre-tax	455.9	455.9	457.9	499.1	618.9
Federal income taxes	112.1	110.6	110.7	120.2	164.6
Net investment income, after-tax	$343.8	$345.3	$347.2	$378.9	$454.3

Effective tax rate	24.6%	24.3%	24.2%	24.1%	26.6%

Average invested assets (2)	$34,372.6	$35,182.4	$35,454.4	$36,216.3	$37,097.0

Average yield pre-tax	5.3%	5.2%	5.2%	5.6%	6.7%
Average yield after-tax	4.0%	3.9%	3.9%	4.2%	4.9%

(1)          Includes $166.5 million and $39.1 million of gross investment income and investment expenses, respectively, in 1Q 2004 resulting from the the impact of an initial public offering of a private equity investment.  Commercial Lines and Personal Lines includes $85.4 million and $42.0 million of pre-tax net investment income ($55.5 million and $27.3 million after-tax), respectively, related to this private equity investment.

(2)          Reduced by payables for securities lending and repurchase agreements and adjusted for the impact of net unrealized investment gains and losses, receivables for investment sales and payables on investment purchases.

The St. Paul Travelers Companies, Inc.

Net Realized and Unrealized Investment Gains (Losses)

(in millions)

All information included in this Financial Supplement presents the historical, standalone results of Travelers as Travelers is treated as the accounting acquirer.  See the separately provided Financial Supplement for St. Paul which presents the historical, standalone results of St. Paul.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004

Net realized investment gains (losses)
Fixed maturities	$26.9	$55.3	$(40.0)	$26.9	$11.5
Equity securities	3.3	(1.1)	4.2	0.2	1.4
Other	(23.7)	(38.1)	12.5	11.6	(54.8)
Realized investment gains (losses) before tax and minority interest	6.5	16.1	(23.3)	38.7	(41.9)
Related taxes	2.3	5.5	(7.7)	13.3	(14.7)
Minority interest, net of tax	2.7	0.2	1.0	—	—
Net realized investment gains (losses)	$1.5	$10.4	$(16.6)	$25.4	$(27.2)

Gross investment gains (1)	$94.2	$250.9	$251.6	$235.0	$135.6
Gross investment losses before impairments (1)	(29.5)	(215.9)	(267.7)	(190.4)	(166.4)
Impairments	(58.2)	(18.9)	(7.2)	(5.9)	(11.1)
Realized investment gains (losses) before tax and minority interest	6.5	16.1	(23.3)	38.7	(41.9)
Related taxes	2.3	5.5	(7.7)	13.3	(14.7)
Minority interest, net of tax	2.7	0.2	1.0	—	—
Net realized investment gains (losses)	$1.5	$10.4	$(16.6)	$25.4	$(27.2)

	March 31, 2003	June 30, 2003	September 30, 2003	December 31, 2003	March 31, 2004

Net unrealized investment gains (losses), by asset type
Fixed maturities	$1,310.2	$1,818.8	$1,561.5	$1,567.2	$1,805.6
Equity securities	12.5	56.0	50.0	60.3	74.9
Unrealized investment gains before tax and minority interest	1,322.7	1,874.8	1,611.5	1,627.5	1,880.5
Related taxes	459.3	652.6	564.0	569.6	658.2
Minority interest, net of tax	(5.4)	(1.9)	(3.3)	(2.4)	(0.8)

Balance, end of period	$868.8	$1,224.1	$1,050.8	$1,060.3	$1,223.1

(1)          Includes gross investment gains and gross investment losses of $.7 million and $6.6 million, $123.4 million and $167.4 million, $206.8 million and $194.1 million, $174.8 million and $164.2 million, and $104.8 million and $159.9 million in 1Q03, 2Q03, 3Q03, 4Q03 and 1Q04, respectively, related to U.S. Treasury futures which are settled daily.  The Company entered into these arrangements as part of its strategy to shorten the duration of the fixed maturity portfolio.  In a changing interest rate environment the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

The St. Paul Travelers Companies, Inc.

Reinsurance Recoverables

(in millions)

All information included in this Financial Supplement presents the historical, standalone results of Travelers as Travelers is treated as the accounting acquirer.  See the separately provided Financial Supplement for St. Paul which presents the historical, standalone results of St. Paul.

	March 31, 2004	December 31, 2003
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses (1)	$6,765.3	$6,946.0
Allowance for uncollectible reinsurance	(391.1)	(386.4)
Net reinsurance recoverables	6,374.2	6,559.6
Mandatory pools and associations	2,187.5	2,203.7
Structured settlements	2,373.0	2,410.6
Total reinsurance recoverables	$10,934.7	$11,173.9

(1)          Reduced for known insolvencies.

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and unasserted claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

The net reinsurance recoverables reflect an allowance for uncollectible reinsurance that is recorded on the basis of periodic evaluations of balances due, reinsurer solvency, the Company’s experience and current economic conditions.  Of the total net recoverables due from reinsurers at December 31, 2003, $5.3 billion or 81% were rated by A.M. Best and Company.  Of the total rated by A.M. Best and Company, 98% were rated A- or better.  The remaining 19% net recoverables from reinsurers comprised the following:  4% related to Equitas, 5% related to voluntary pools that the Company participates in, 4% related to captive insurance companies and 6% were other companies not rated by A.M. Best and Company.  In addition, $705.5 million of these net recoverables were collateralized by letters of credit, funds held and trust agreements at December 31, 2003.

During the first quarter of 2004, Travelers entered into an agreement to settle all current and future reinsurance claims against certain underwriters at Lloyds of London reinsured by Equitas.  Under terms of this settlement, Travelers received $245.0 million, resolving net claim balances of approximately $255.0 million from Equitas.  If federal asbestos reform legislation is enacted by the 108th U.S. Congress, Equitas may elect to recoup $150.0 million from Travelers and, if Equitas makes that election, the reinsurance agreements for asbestos coverage will be reinstated.  As a result, these funds are being held in trust, and the related reinsurance recoverables and reserves will remain on the balance sheet until the contingency is resolved.  There are no contingencies related to the remaining $95.0 million, which has been reflected as a reduction to the reinsurance recoverable as of March 31, 2004.

The Company’s top five reinsurers by reinsurance recoverable at December 31, 2003 were as follows:

Reinsurer	Reinsurance Recoverable	A.M. Best Rating of Reinsurer
American Re-Insurance Company	$913.2	A+	second highest of 16 ratings
General Reinsurance Corporation	436.5	A++	highest of 16 ratings
Transatlantic Reinsurance Company	397.2	A++	highest of 16 ratings
Employers Reinsurance Corporation	360.7	A	third highest of 16 ratings
Swiss Reinsurance America Corporation	300.7	A+	second highest of 16 ratings

Our insurance subsidiaries are required to participate in various involuntary assigned risk pools, principally involving workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of that pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.

Structured settlements are annuities purchased from life insurance companies to settle personal physical injury claims, with workers’ compensation claims comprising a significant proportion.  The Company retains the ultimate liability to the claimant in the event that the assigned company fails to pay, so we reflect the amount as a liability and as a recoverable for GAAP purposes.  Life insurers with current A.M. Best ratings of A- or better represented 97% of the balance at December 31, 2003.

The St. Paul Travelers Companies, Inc.

Statutory Reserves for Losses and Loss Adjustment Expense

(in millions)

All information included in this Financial Supplement presents the historical, standalone results of Travelers as Travelers is treated as the accounting acquirer.  See the separately provided Financial Supplement for St. Paul which presents the historical, standalone results of St. Paul.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004

Commercial Lines
Beginning of period	$20,321.7	$20,451.4	$20,316.4	$20,467.6	$20,811.3
Incurred*	1,433.0	1,304.8	1,280.8	1,561.3	1,429.9
Paids	(1,303.3)	(1,439.8)	(1,129.6)	(1,217.6)	(1,190.1)
End of period	$20,451.4	$20,316.4	$20,467.6	$20,811.3	$21,051.1

Personal Lines
Beginning of period	$2,958.5	$3,027.5	$3,106.0	$3,258.9	$3,217.8
Incurred*	800.7	858.0	907.7	768.0	778.5
Paids	(731.7)	(779.5)	(754.8)	(809.1)	(763.6)
End of period	$3,027.5	$3,106.0	$3,258.9	$3,217.8	$3,232.7

Total
Beginning of period	$23,280.2	$23,478.9	$23,422.4	$23,726.5	$24,029.1
Incurred*	2,233.7	2,162.8	2,188.5	2,329.3	2,208.4
Paids	(2,035.0)	(2,219.3)	(1,884.4)	(2,026.7)	(1,953.7)
End of period	$23,478.9	$23,422.4	$23,726.5	$24,029.1	$24,283.8

* Includes prior year reserve development (benefit)/charge and accretion of discount:
Commercial Lines
Prior year reserve development:
Asbestos	$—	$—	$—	$—	$—
Environmental	—	—	—	59.8	—
All other	198.4	51.2	23.9	354.7	144.1
Accretion of discount	20.7	16.0	18.0	18.0	17.2
Total Commercial Lines	219.1	67.2	41.9	432.5	161.3

Personal Lines (1)	(35.0)	(37.5)	(38.1)	(101.4)	(100.9)
Total	$184.1	$29.7	$3.8	$331.1	$60.4

(1)          Includes a reduction in reserves of $50.0 million in 4Q03 and YTD 4Q03 related to the terrorist attack on September 11, 2001.

See Glossary of Financial Measures on page 30.

The St. Paul Travelers Companies, Inc.

Asbestos and Environmental Reserves

(in millions)

All information included in this Financial Supplement presents the historical, standalone results of Travelers as Travelers is treated as the accounting acquirer.  See the separately provided Financial Supplement for St. Paul which presents the historical, standalone results of St. Paul.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004

Asbestos reserves
Beginning reserves:
Direct	$4,287.1	$4,083.1	$3,957.7	$3,884.7	$3,781.9
Ceded	(882.8)	(861.0)	(846.6)	(818.3)	(805.2)
Net	3,404.3	3,222.1	3,111.1	3,066.4	2,976.7
Incurred losses and loss expenses:
Direct	—	—	—	—	—
Ceded	—	—	—	—	—
Accretion of discount:
Direct	7.6	5.6	5.7	5.7	4.9
Ceded	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)
Losses paid:
Direct	211.6	131.0	78.7	108.5	99.5
Ceded	(21.9)	(14.5)	(28.4)	(13.2)	(6.3)
Ending reserves:
Direct	4,083.1	3,957.7	3,884.7	3,781.9	3,687.3
Ceded	(861.0)	(846.6)	(818.3)	(805.2)	(799.0)
Net	$3,222.1	$3,111.1	$3,066.4	$2,976.7	$2,888.3

Environmental reserves
Beginning reserves:
Direct	$447.8	$437.4	$337.6	$299.0	$331.3
Ceded	(62.3)	(53.9)	(30.9)	(33.8)	(41.2)
Net	385.5	383.5	306.7	265.2	290.1
Incurred losses and loss expenses:
Direct	—	—	—	59.8	—
Ceded	—	—	—	—	—
Losses paid:
Direct	10.4	99.8	38.6	27.5	43.8
Ceded	(8.4)	(23.0)	2.9	7.4	(1.9)
Ending reserves:
Direct	437.4	337.6	299.0	331.3	287.5
Ceded	(53.9)	(30.9)	(33.8)	(41.2)	(39.3)
Net	$383.5	$306.7	$265.2	$290.1	$248.2

See Glossary of Financial Measures on page 30.

The St. Paul Travelers Companies, Inc.

Capitalization

(in millions)

All information included in this Financial Supplement presents the historical, standalone results of Travelers as Travelers is treated as the accounting acquirer.  See the separately provided Financial Supplement for St. Paul which presents the historical, standalone results of St. Paul.

	March 31, 2004	December 31, 2003
Debt

Convertible notes
4.5% Convertible Junior Subordinated Notes due April 15, 2032	$892.5	$892.5
Debt issuance costs	23.6	23.8
	868.9	868.7
6.00% Notes due 12/31/2032	49.8	49.8
	918.7	918.5
Long-term debt
6.75% Notes due 11/15/2006	150.0	150.0
3.75% Notes due 3/15/2008	400.0	400.0
7.81% Notes various due dates 9/16/2004 - 9/16/2011	24.0	24.0
5.00% Notes due 3/15/2013	500.0	500.0
7.75% Notes due 4/15/2026	200.0	200.0
6.375% Notes due 3/15/2033	500.0	500.0
Total long-term debt	1,774.0	1,774.0
Debt issuance costs	17.6	18.0
	1,756.4	1,756.0
Total debt	$2,675.1	$2,674.5

Minority interest	$106.2	$104.6

Common equity (1)	$11,450.7	$10,926.4

Total capital and debt (1)	$14,232.0	$13,705.5

Total debt to capital (1)	18.8%	19.5%

(1)  Excludes SFAS 115.

The St. Paul Travelers Companies, Inc.

Statutory to GAAP Shareholders’ Equity Reconciliation

(in millions)

All information included in this Financial Supplement presents the historical, standalone results of Travelers as Travelers is treated as the accounting acquirer.  See the separately provided Financial Supplement for St. Paul which presents the historical, standalone results of St. Paul.

	March 31, 2004	December 31, 2003

Statutory capital and surplus	$8,788.0	$8,444.2

GAAP adjustments

Goodwill and intangible assets	2,573.4	2,607.0

Investments	1,958.3	1,644.7

Noninsurance companies	(1,886.3)	(2,049.2)

Deferred acquisition costs	985.0	962.5

Deferred federal income tax	(201.4)	(70.7)

Reinsurance recoverables	152.4	152.4

Furniture, equipment & software	148.1	147.4

Employee benefits	126.2	101.5

Agents balances	15.6	27.8

Other	14.5	19.1

Total GAAP adjustments	3,885.8	3,542.5

GAAP shareholders’ equity	$12,673.8	$11,986.7

The St. Paul Travelers Companies, Inc.

Statement of Cash Flows

(in millions)

All information included in this Financial Supplement presents the historical, standalone results of Travelers as Travelers is treated as the accounting acquirer.  See the separately provided Financial Supplement for St. Paul which presents the historical, standalone results of St. Paul.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004 (1)

Cash flows from operating activities
Net Income	$340.0	$441.2	$426.1	$488.7	$587.2
Adjustments to reconcile net income to net cash provided by operating activities
Net realized investment (gains) losses	(6.5)	(16.1)	23.3	(38.7)	41.9
Depreciation and amortization	10.3	8.6	36.2	29.6	25.0
Deferred federal income taxes (benefit)	454.3	(13.5)	69.7	28.6	(17.1)
Amortization of deferred policy acquisition costs	462.7	483.4	512.3	525.3	525.7
Premium balances receivable	(87.2)	(146.7)	56.1	(50.3)	(11.5)
Reinsurance recoverables	23.8	(90.1)	137.6	(267.7)	239.2
Deferred acquisition costs	(480.4)	(515.7)	(546.6)	(532.9)	(548.5)
Claim and claim adjustment expense reserves	65.0	(150.1)	203.1	718.6	95.6
Unearned premium reserves	215.6	143.3	231.0	61.0	150.7
Trading account activities	(1.8)	(1.3)	(5.1)	(8.3)	1.5
Recoveries from former affiliate	360.7	—	—	—	—
Other	(463.8)	795.7	(89.4)	(6.2)	(309.2)
Net cash provided by operating activities	892.7	938.7	1,054.3	947.7	780.5

Cash flows from investing activities
Proceeds from maturities of investments
Fixed maturities	915.3	1,139.1	1,430.0	977.3	864.7
Mortgage loans	3.6	10.1	33.8	11.3	4.0
Proceeds from sales of investments
Fixed maturities	2,076.8	2,053.7	3,043.4	1,168.6	2,157.6
Equity securities	70.2	78.4	59.5	46.0	68.0
Mortgage loans	—	—	—	—	29.4
Real estate held for sale	—	10.8	0.2	—	—
Purchase of investments
Fixed maturities	(3,609.8)	(3,589.3)	(5,038.3)	(3,317.8)	(3,676.0)
Equity securities	(2.9)	(36.7)	(15.9)	(5.1)	(27.9)
Mortgage loans	(4.9)	(2.8)	(4.0)	—	(1.5)
Short-term securities, (purchases) sales, net	(209.9)	(13.1)	2,816.9	316.3	223.5
Other investments, net	45.1	173.7	(155.5)	(3.5)	107.0
Securities transactions in course of settlement	(646.1)	276.6	(2,651.8)	75.7	(680.9)
Net cash provided by (used in) investing activities	(1,362.6)	100.5	(481.7)	(731.2)	(932.1)

(1)          Preliminary.

All information included in this Financial Supplement presents the historical, standalone results of Travelers as Travelers is treated as the accounting acquirer.  See the separately provided Financial Supplement for St. Paul which presents the historical, standalone results of St. Paul.

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004 (1)

Cash flows from financing activities
Issuance of short-term debt	549.5	—	—	—	—
Payment of short-term debt	(75.0)	(24.0)	(451.0)	—	—
Issuance of long-term debt	1,381.9	—	—	—	—
Payment of long-term debt	(550.0)	—	(3.0)	—	—
Payment of note payables to former affiliates	(700.0)	—	—	—	—
Redemption of mandatorily redeemable preferred stock	—	(900.0)	—	—	—
Treasury stock acquired:
Purchased	—	—	(40.0)	—	—
Net employee stock-based compensation	(2.3)	(3.8)	(6.6)	(4.9)	(8.9)
Issuance of common stock - employee stock options	8.2	9.3	9.7	13.2	28.7
Dividends to shareholders	(60.5)	(60.4)	(80.5)	(80.4)	(80.6)
Payment of dividend of preferred stock on subsidiary	(1.3)	(1.3)	(1.3)	(1.3)	—
Transfer of employee benefit obligations to former affiliates	(22.7)	—	—	—	—
Net cash provided by (used in) financing activities	527.8	(980.2)	(572.7)	(73.4)	(60.8)

Net increase (decrease) in cash	57.9	59.0	(0.1)	143.1	(212.4)
Cash at beginning of period	92.2	150.1	209.1	209.0	352.1
Cash at end of period	$150.1	$209.1	$209.0	$352.1	$139.7

Supplemental disclosure of cash flow information
Income taxes (received) paid	$36.8	$(525.0)	$127.7	$296.3	$108.3
Interest paid	$42.3	$26.0	$48.5	$22.9	$46.9

(1)          Preliminary.

The St. Paul Travelers Companies, Inc.

Glossary of Financial Measures

All information included in this Financial Supplement presents the historical, standalone results of Travelers as Travelers is treated as the accounting acquirer.  See the separately provided Financial Supplement for St. Paul which presents the historical, standalone results of St. Paul.

The following measures are used by the Company’s management to evaluate financial performance against historical results and establish targets on a consolidated basis.  These measures are components of net income but, in some cases, are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated statement of income, and in some cases, require inclusion or exclusion of certain items not ordinarily included or excluded in a GAAP financial measure.  In the opinion of the Company’s management, a discussion of these measures provides investors with a better understanding of the significant factors that comprise the Company’s periodic results of operations.

Operating income and operating income per share:  Net income excluding the after-tax impact of net realized investment gains (losses), income (or loss) from discontinued operations, and the cumulative effect of changes in accounting principles.

Return on equity is the ratio of net income to average equity.  Operating return on equity is the ratio of operating income to average equity excluding net unrealized gains and losses on investment securities, net of tax.

In the opinion of the Company’s management, operating income, operating income per share and operating return on equity are meaningful indicators of underwriting and operating results.  In particular, net realized investment gains or losses are significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.  In addition, the Company’s management uses operating income, operating income per share and operating return on equity internally to evaluate performance against historical results and established financial targets on a consolidated basis.

Underwriting gain or loss:  The profit or loss experienced by a property casualty insurance company after deducting claims and claim adjustment expenses and insurance related expenses from net earned premiums and fee income.  This profit or loss calculation includes reinsurance assumed and ceded but excludes net investment income.

Underwriting gain or loss measures the return on the Company’s in force property casualty contracts and reflects the contribution of underwriting activities to earnings.  Underwriting gain or loss includes the effects of catastrophes and loss reserve development.

•      A catastrophe is a severe loss, resulting from natural and manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorism and other similar events.  Each catastrophe has unique characteristics.  Catastrophes are not predictable as to timing or amount in advance, and therefore their effects are not included in earnings or claims and claim adjustment expense reserves prior to occurrence.  In the opinion of the Company’s management, a discussion of the impact of catastrophes is meaningful for investors to understand the variability in periodic earnings.

•      Loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims.  Loss reserve development may be related to prior year or current year development.  In the opinion of the Company’s management, a discussion of prior year loss reserve development is useful to investors as it allows them to assess the impact between prior year and current year development on current earnings and changes in claims and claim adjustment expense reserve levels from period to period.

The Company uses consolidated underwriting gain or loss before catastrophes and prior year reserve development to represent the contribution to earnings from current period underwriting (i.e., without development on business earned in prior periods) and the highly irregular effects of catastrophes.  A reconciliation of these measures to net income is provided on page 4.